                                                                EXHIBIT 99(B)(2)



_______________________________________________________________________________




                    SOURCE ONE MORTGAGE SERVICES CORPORATION

                                      AND

                       IBJ SCHRODER BANK & TRUST COMPANY,

                                              AS TRUSTEE

                                _______________


                          First Supplemental Indenture


                         Dated as of December 1, 1995

                                _______________


                       Supplementing the Subordinated Indenture
                          Dated as of December 1, 1995

                                to Provide for a

                     Series of Subordinated Debt Securities





_______________________________________________________________________________

  THIS FIRST SUPPLEMENTAL INDENTURE, dated as of the first day of December, 1995 (the "First Supplemental Indenture") between SOURCE ONE MORTGAGE
SERVICES CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Issuer"), and IBJ SCHRODER BANK & TRUST COMPANY, a New York banking corporation, having its principal office in The City of New York, New York, as trustee (the "Trustee");



  WHEREAS, the Issuer has heretofore executed and delivered to the Trustee an indenture dated as of December 1, 1995 (the "Original Indenture"), providing for the issuance by the Issuer from time to time of its subordinated debt securities; and


  WHEREAS, Sections 2.3 and 8.1 of the Original Indenture provide, among other things, that the Issuer and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of setting forth the terms of any series of Securities; and


  WHEREAS, all action on the part of the Issuer necessary to authorize the creation and issuance of, and to establish the form and terms of, a series of Securities under the Original Indenture consisting of $55,976,525 principal amount of 9.375% Subordinated Interest Deferrable Debentures, Due 2025 (referred to herein as the "Debentures") under the Original Indenture and this First Supplemental Indenture (said Original Indenture as supplemented by this First Supplemental Indenture being hereinafter called the "Indenture") has been duly taken; and


NOW, THEREFORE, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH: That in order to authorize the authentication and delivery of and to set forth the terms of the Debentures and in consideration of the premises, of the purchase and acceptance of the Debentures by the holders thereof, and of the sum of one dollar to it duly paid by the Trustee at the execution of these presents, the receipt whereof is hereby acknowledge, the Issuer covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of such Debentures as follows:


                                  ARTICLE ONE
                             Definitions and Other
                       Provisions of General Application

  SECTION 1.1 Original Definitions. Each capitalized term that is used herein and is defined in the Original Indenture shall have the meaning specified in the Original Indenture unless such term is otherwise defined herein.

  SECTION 1.2 Additional Definitions. The following capitalized term when used herein shall have the respective meaning hereinafter set forth.

  "Business Day" means a day on which banking institutions located in the State of New York or in the state in which the principal corporate trust office of the Trustee is located are not authorized or obligated by or pursuant to law or executive order to close.

  "Capital Stock" means any and all shares of the Issuer's preferred stock or common stock or any other equity securities of the Issuer.

  SECTION 1.3 Section References. Each reference to a particular section set forth in this First Supplemental Indenture shall, unless the context otherwise requires, refers to this First Supplemental Indenture.

                                  ARTICLE TWO
                          Title and Terms of the Debentures


  SECTION 2.1 Title of the QUICS. This First Supplemental Indenture hereby establishes a series of Securities under the Original Indenture which shall be known as the Issuer's 9.375% Subordinated Interest Deferrable Debentures, Due 2025 (referred to herein as the Debentures). For purposes of the Original Indenture, the Debentures shall constitute a single series of Securities, shall be subordinated as provided in the Indenture, and shall be unsecured. The stated maturity of the Debentures will be December 31, 2025.



  SECTION 2.2 Amount and Denominations; DTC. The aggregate principal amount of Debentures that may be issued under this First Supplemental
Indenture is limited to $55,976,525. The Debentures shall be issuable only in fully registered form and, as permitted by Sections 2.3, 2.7 and 8.1 of the Original Indenture, in denominations of $25 and integral multiples thereof.
The Debentures shall be issued in certificated form. The Debentures will initially be issued as a Registered Global Security (in the aggregate principal amount of $44,783,925) under a book-entry system, registered in the name of The Depository Trust Company, as depositary ("DTC"), or its nominee, who is hereby designated as "Depository" pursuant to Section 2.3 of the Original Indenture, and as a single Registered Security (in the aggregate principal amount of $11,192,600), registered in the name of First Chicago Trust Company of New York as Exchange Agent for Source One Mortgage Services 8.42% holders. Principal and interest on the Debentures issued in certificated form will be payable, the transfer of such Debentures will be registrable, and such Debentures will be exchangeable for Debentures bearing identical terms and provisions, at the office or agency of the Issuer in the Borough of Manhattan, The City and State of New York; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the registered holder at such address as shall appear in the security register and that the payment of principal with respect to the Debentures will only be made upon surrender of the Debentures to the Trustee.


  SECTION 2.3  Interest Rate and Interest Payment Dates.


(a) The Debentures will bear interest at the rate of 9.375% per annum from December 9, 1995 until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum during such overdue period, compounded quarterly; provided, however, that the Debentures will bear interest at the rate of 8.42% per annum from and including November 1, 1995 to but excluding December 9, 1995 and from and after December 9, 1995 at the rate of 9.375% per annum. Interest on the Debentures will be payable quarterly (subject to deferral as set forth herein) in arrears on March 31, June 30, September 30 and December 31 of each year (each an "Interest Payment Date"), commencing December 31, 1995 to the persons in whose names the Debentures are registered at the close of business on the relevant record date for such interest installment, which will be

March 15, June 15, September 15, and December 15, of each year (each a
"Record Date"); provided, however, that, in the event that any Interest Payment Date shall not be a Business Day, then interest shall be payable on the next day that is a Business Day (but without interest or other payment in respect of any such delay), except that if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day (except that a valid extension of an interest payment period by the Issuer in accordance with the terms of any indenture supplemental hereto, shall not constitute an extension of interest for this purpose), in each case with the same force and effect as if made on such Interest Payment Date, subject to certain rights of deferral described in Section 2.3(b) hereof. The amount of interest payable any period will be computed on the basis of twelve 30-day months and a 360-day year and, for any period shorter than a full quarterly interest period, will be computed on the basis of the actual number of days elapsed in such period.



  (b) The provisions of Section 2.3(a) notwithstanding, the Issuer shall have the right at any time, on one or more occasions so long as an Event of Default with respect to the Debentures has not occurred and is not continuing under the Indenture with respect to the Debentures to extend any interest payment period on the Debentures for a period (a "Deferral Period") not to exceed 20 consecutive quarterly interest payment periods; provided that the date on which such Deferral Period ends must be an Interest Payment Date and must be no later than December 31, 2025 or any date on which any Debentures are fixed for redemption. On the Interest Payment Date at the end of the Deferral Period, the Issuer shall pay all interest then accrued and unpaid, which shall be compounded quarterly at the rate of interest on the Debentures (except to the extent payment of such interest is prohibited by law) to the date of payment, to the persons in whose names the Debentures are registered on the Record Date immediately preceding the Interest Payment Date at the end of such Deferral Period. The Issuer shall give the Trustee and Holders of the Debentures (with the Trustee to be notified at least three days prior to notice to such Holders) written notice of its election to defer interest payments or to extend the Deferral Period ten Business Days prior to the earlier of (1) the next scheduled quarterly Interest Payment Date and (2) the date the Issuer is required to give notice of the record date of such related interest payment to the New York Stock Exchange or other applicable self regulatory organization or to the Holders of the Debentures but in any event not less than two Business Days prior to such record date. During the Deferral Period, the Issuer shall not declare or pay any dividend on or redeem, purchase, acquire or make a liquidation payment with respect to, any of its Capital Stock or make any guaranty payment with respect to the foregoing, other than redemptions of any series of Capital Stock of the Issuer pursuant to the terms of any sinking fund provisions with respect thereto. During any Deferral Period, the Issuer may not (i) make any distributions, loans or guarantees for the benefit of, (ii) purchase, defease, redeem or otherwise acquire or retire for value any securities of or (iii) make any other investment in, any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer for the purpose of, or to enable the payment of, directly or indirectly, dividends on any equity securities of Fund American Enterprises, Inc. and its successors or assigns. During any Deferral Period, the Company may continue to extend the interest payment period by extending the Deferral Period, on one or more occasions, by notice given as aforesaid in this paragraph (b), provided that such Deferral

Period, as extended, must end on an Interest Payment Date and in no event shall the aggregate Deferral Period, as extended, exceed 20 consecutive quarterly interest payment periods or extend beyond December 31, 2025 or any date on which Debentures are fixed for redemption. No interest shall be due and payable during a Deferral Period except at the end thereof.


  SECTION 2.4 Redemption of Debentures. The Debentures shall not be redeemable prior to April 30, 1999. Subject to the terms of Article 12 of the Original Indenture, on or after May 1, 1999, upon notice given by mailing the same, first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption, any or all of the Debentures may be redeemed by the Issuer, at its option, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Debentures to be redeemed plus accrued and unpaid interest thereon to the date fixed for redemption. With respect to any such redemption, the Trustee shall be given notice as provided in Article Twelve of the Original Indenture.


  SECTION 2.5 Forms of Debentures. The Debentures initially issued as a Registered Global Security registered in the name of DTC or its nominee, and the Trustee's Certificate of Authentication to be endorsed thereon, shall be substantially in the form attached hereto as Exhibit A. The Debentures issued as Registered Securities, and the Trustee's Certificate of Authentication to be endorsed thereon, shall be substantially in the form attached hereto as Exhibit B.



                                ARTICLE THREE
                   Additional Events of Default and Covenants

  SECTION 3.1 Inapplicability of Certain Events of Default. The omission by the Issuer to pay interest on the Debentures during a Deferral Period as permitted by Section 2.1 hereof shall not constitute an Event of Default hereunder or under Section 5.1 of the Original Indenture.


                                  ARTICLE FOUR
                         Subordination of Debentures

  SECTION 4.1 Debentures Subordinate to Senior Indebtedness. The Issuer for itself, its successors and assigns, covenants and agrees, and each Holder of Debentures issued, whether upon original issue or upon transfer or assignment thereof, by its acceptance thereof, likewise covenants and agrees, that the indebtedness represented by the Debentures and the payment of principal of and interest on each and all of the Debentures is hereby expressly subordinated, to the extent and in the manner set forth in this Article and in Article Thirteen of the Original Indenture, in right of payment to the prior payment in full of all Senior Indebtedness.

  SECTION 4.2 Rights of Holders of Senior Indebtedness Not Impaired. No rights of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Trustee or any Holder of the Debentures then Outstanding, or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by any such holder, with the terms, provisions or covenants of this First Supplemental

Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Holders of the Debentures, without incurring responsibility to the Holders of the Debentures and without impairing or releasing the subordination provided in this Article or in the Original Indenture or the obligations of the Holders of the Debentures to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment of, or increase the amount of, or interest rate(s) applicable to, renew or alter, or waiver any provision of, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Issuer and any other Person.

  SECTION 4.3 Trustee Not Fiduciary for Holders of Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of the Debentures of any series or to the Issuer or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.


                                  ARTICLE FIVE
                            Miscellaneous Provisions

  SECTION 5.1 Execution as Supplemental Indenture. This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this First Supplemental Indenture forms a part thereof. Except as herein expressly otherwise defined, the use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture. Except as expressly amended hereby, the Original Indenture shall continue in full force and effect in accordance with the provisions thereof and the Original Indenture is in all respects hereby ratified and confirmed.

  SECTION 5.2 Responsibility for Recitals, etc. The recitals herein and in the Debentures (except in the Trustee's certificate of authentication) shall be taken as the statements of the Issuer and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture or of the

Debentures. The Trustee makes no undertaking or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this First Supplemental Indenture or the proper authorization or the due execution hereof by the Issuer or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Issuer. The Trustee shall not be accountable for the use or application by the Issuer of the Debentures or of the proceeds thereof.

  SECTION 5.3 Provisions Binding on Issuer's Successors. All of the covenants, stipulations, promises and agreements made in this First Supplemental Indenture by the Issuer shall bind its successors and assigns whether so expressed or not.

  SECTION 5.4 New York Contract. This First Supplemental Indenture and each of the Debentures shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

  SECTION 5.5 Execution and Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                     [THIS SPACE INTENTIONALLY LEFT BLANK]

  IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        SOURCE ONE MORTGAGE
                                         SERVICES CORPORATION



                                        By: /s/ Michael C. Allemang
                                            ----------------------------------
                                            Name:  Michael C. Allemang
                                            Title: Executive Vice President


ATTEST:


By: /s/ Robert R. Densmore
    ---------------------------
    Name:  Robert R. Densmore
    Title: Secretary

(Corporate Seal)

                                        IBJ SCHRODER BANK & TRUST COMPANY,
                                         as Trustee


                                        By: /s/ Nancy R. Besse
                                            ----------------------------------
                                            Name:  Nancy R. Besse
                                            Title: Vice President


ATTEST:



By: /s/ James P. Freeman
    ---------------------------

(Corporate Seal)

STATE OF MICHIGAN  )
                   ) ss.:
COUNTY OF OAKLAND  )



  On this 12th of December, 1995 before me personally came Michael C.
Allemang to me personally known, who, being by me duly sworn, did depose and say that he resides in Washtenaw County, Michigan; that he is an Executive Vice President of Source One Mortgage Services Corporation, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


[NOTARIAL SEAL]

                                        /s/ Cecilia A. Jacobson
                                        -----------------------
                                        Notary Public




STATE OF NEW YORK   )
                    ) ss.:
COUNTY OF RICHMOND  )



  On this 13th of December, 1995 before me personally came Nancy R. Besse, to me personally known, who, being by me duly sworn, did depose and say that she resides at 375 South End Avenue, New York, New York; that she is a Vice President of IBJ Schroder Bank & Trust Company one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


[NOTARIAL SEAL]

                                        /s/ Eddie Jackson Jr.
                                        -----------------------------------
                                        Notary Public

                                  EXHIBIT A


                         DEFINITIVE FORM OF DEBENTURE



                          [FORM OF FACE OF DEBENTURE]



THIS DEBENTURE IS A REGISTERED GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR DEBENTURES IN CERTIFICATED FORM, THIS DEBENTURE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO A NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR. UNLESS THIS DEBENTURE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEBENTURE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



THIS DEBENTURE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR U.S. FEDERAL INCOME TAX PURPOSES. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR PURPOSES OF APPLYING THE FEDERAL INCOME TAX OID RULES TO THIS DEBENTURE.



No. R-1                                                                    $-.00


                    SOURCE ONE MORTGAGE SERVICES CORPORATION



                              9.375% SUBORDINATED


                         DEFERRABLE INTEREST DEBENTURE


                                    DUE 2025



     Issue Price
    Per Debenture                 Issue Date             CUSIP No.
    -------------                 ----------             ---------
       $25.00                  December 13, 1995         836154302



      SOURCE ONE MORTGAGE SERVICES CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $-.00 and 00/100 Dollars ($-.00) on December 31, 2025 and to pay interest on said principal sum at the rate of 9.375% per annum from December 9, 1995 until the principal hereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum during such overdue period, compounded quarterly, to the registered holder of this Debenture ("Debenture"); provided however that the registered holder of this Debenture will receive interest at a rate of 8.42% per annum from and including November 1, 1995 to but excluding December 9, 1995 and from and after December 9, 1995 at the rate of 9.375% per annum. Interest on this Debenture will be payable quarterly (subject to deferral as set forth herein) in arrears on March 31, June 30, September 30 and December 31 of each year (each such date, an "Interest Payment Date"), commencing December 31, 1995.



      The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year and, for any period shorter than a full quarterly interest period, payable on this Debenture is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date, subject to certain rights of deferral described below. "Business Day" shall mean a day on which banking institutions located in the State of New York or in the state in which the principal corporate trust office of the Trustee is located are not authorized or obligated by or pursuant to law or executive order to close. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than interest payable on redemption or maturity) will, as provided in the Indenture (as defined herein), be paid to the person in whose name this Debenture (or one or more Predecessor Debentures, as defined in said Indenture) is registered at the close of business on the relevant record date for such interest installment, which shall be March 15, June 15, September 15, and December 15, of each year (each a "Record Date"). Interest payable on redemption or maturity shall be payable to the person to whom the principal is paid. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such Record Date, and may be paid to the person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of this series of Debentures not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of and the interest on this Debenture shall be payable at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the registered holder at the close of business on the Record Date at such address as shall appear in the Security Register.



      Payment of the principal of and interest on this Debenture is, to the extent provided in the Indenture, subordinated and subject in right of payment to the prior payment in full of all existing and future Senior Indebtedness, as defined in the Indenture, of the Issuer and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each registered holder of this Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee as his or her attorney-in-fact for any and all such purposes. Each registered holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.



      This Debenture shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

      Unless the Certificate of Authentication hereon has been executed by the Trustee or a duly appointed Authentication Agent referred to herein, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.



      IN WITNESS WHEREOF, the Issuer has caused this Instrument to be executed.



                               SOURCE ONE MORTGAGE SERVICES CORPORATION




                               By
                                  -------------------------------------


                                     Robert W. Richards



                                     Chairman



Attest:




By
   -----------------------


      Robert R. Densmore


      Secretary



[Corporate Seal]




                         CERTIFICATE OF AUTHENTICATION



      This is one of the Debentures of the series of Debentures described in the within-mentioned Indenture.



                               IBJ SCHRODER BANK & TRUST COMPANY


                                 as Trustee




                               By
                                  --------------------------------



                                     Authorized Signatory



                                     Date:

                         [FORM OF REVERSE OF DEBENTURE]



      This Debenture is one of a duly authorized series of Debentures of the Issuer (herein sometimes referred to as the "Debentures"), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of December 1, 1995 (the "Original Indenture") duly executed and delivered between the Issuer and IBJ Schroder Bank & Trust Company, a New York banking corporation, as Trustee (herein referred to as the "Trustee"), as supplemented by the First Supplemental Indenture dated as of December 1, 1995 (together with the Original Indenture, the "Indenture") between the Issuer and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the registered holders of the Debentures and of the terms upon which the Debentures are, and are to be, authenticated and delivered. By the terms of the Indenture, the Debentures are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. This series of Debentures is limited in aggregate principal amount as specified in said First Supplemental Indenture.



      This Debenture shall be without benefit of any security and shall be subordinated to Senior Indebtedness (as defined in the Indenture) as and to the extent provided in Article Thirteen of the Original Indenture and Article Four of said First Supplemental Indenture. The omission by the Issuer to pay interest on this Debenture during a Deferral Period as permitted by Section 2.3(b) of said First Supplemental Indenture shall not constitute an Event of Default under Section 5.1 of the Original Indenture.



      The Debenture shall not be redeemed by the Issuer prior to April 30, 1999. Subject to Article Twelve of the Original Indenture, on or after May 1, 1999, the Issuer shall have the right to redeem this Debenture at the option of the Issuer, without premium or penalty, in whole or in part, at a redemption price equal to 100% of the principal amount redeemed plus the accrued and unpaid interest thereon to the date fixed for redemption. Any redemption pursuant to this paragraph will be made upon not less than 30 nor more than 60 days notice to the Trustee and Holders of the Debentures (with the Trustee to be notified at least five days prior to notice to such Holders). If the Debentures are only partially redeemed by the Issuer, the Debentures will be redeemed pro rata or by lot or by any other method utilized by the Trustee; provided that if at the time of redemption, the Debentures are registered as a Global Debenture, the Depositary shall determine by lot the principal amount of such Debentures held by each Debenture holder to be redeemed.



      In the event of redemption of this Debenture in part only, a new Debenture or Debentures of this series for the unredeemed portion hereof will be issued in the name of the registered holder hereof upon the cancellation hereof.



      In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Debentures may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.



      The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Debenture upon compliance by the Issuer with certain conditions set forth therein.

      The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the registered holders of not less than a majority in aggregate principal amount of the outstanding Debentures of all series affected at the time, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the registered holders of the Debentures; provided, however, that no such supplemental indenture shall
(i) extend the final maturity of any Debentures of any series, or reduce the principal amount thereof, or reduce the rate of or extend the time of payment of interest thereon (except that a valid extension of an interest payment period by the Issuer in accordance with the terms of any indenture supplemental hereto, shall not constitute an extension of interest for this purpose), or reduce any amount payable on redemption thereof, or make the principal thereof (including any amount in respect of original issue discount) or interest thereon payable in any coin or currency other than that provided herein or in accordance with the terms hereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.1 of the Original Indenture or the amount thereof provable in bankruptcy pursuant to Section 5.2 of the Original Indenture, or alter the provisions of Section 11.11 or 11.12 of the Original Indenture or impair or affect the right of any Securityholder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, or modify any provisions of the Indenture relating to the subordination of each Debenture in a manner adverse to such Holder, in each case without the consent of the registered holder of each Debenture so affected or (ii) reduce the aforesaid percentage of Debentures, the registered holders of which are required to consent to any such supplemental indenture, without the consent of the registered holders of each Debenture then outstanding and affected thereby.
The Indenture also contains provisions permitting (i) the registered holders of a majority in aggregate principal amount of the Debentures of all series at the time outstanding affected thereby, on behalf of the registered holders of the Debentures of such series, to waive compliance by the Issuer with certain provisions of the Indenture and (ii) the registered holders of a majority in aggregate principal amount of the Debentures of all series at the time outstanding affected thereby, on behalf of the registered holders of the Debentures of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the registered holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such registered holder and upon all future registered holders and owners of this Debenture and of any Debenture issued in exchange hereof or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Debenture.



      No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the time and place and at the rate and in the coin or currency herein prescribed.



      The Issuer shall have the right at any time, on one or more occasions, so long as an Event of Default has not occurred and is not continuing under the Indenture with respect to the Debentures, to extend any interest payment period on this Debenture for a period not to exceed 20 consecutive quarterly interest payment periods and, as a consequence, the quarterly interest payment on the Debentures would be deferred (but would continue to accrue with interest thereon compounded quarterly at the rate of interest on the Debentures, except to the extent payment of such interest is prohibited by law) during any such Deferral Period (as defined in the Indenture). At the end of each Deferral Period, the Issuer shall pay all interest then accrued and unpaid (compounded quarterly, at the rate of interest on the Debentures, except to the extent payment of such interest is prohibited by law) to the persons in whose name the Debentures are registered on the Record Date immediately preceding the Interest Payment Date at the end of such Deferral Period. In the event the Issuer exercises this right, the Issuer shall not declare or pay any dividends on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its Capital Stock (as defined in the Indenture) or make any guarantee payments with respect to the foregoing during such Deferral Period, other than redemptions of any series of Capital Stock of the Issuer pursuant to the terms of any sinking fund provisions with respect thereto. In addition, during any Deferral Period, the Issuer may not (i) make any distributions, loans or guarantees for the benefit of, (ii) purchase, defease, redeem or otherwise acquire or retire for value any securities of, or (iii) make any other investment in any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, for the purpose of, or to enable the payment of, directly or indirectly, dividends on any equity securities of Fund American Enterprises, Inc. and its successors or assigns. During any Deferral Period, the Issuer may continue to extend the interest payment period by extending the Deferral Period, on one or more occasions; provided that such Deferral Period, as extended, must end on an Interest Payment Date and in no event shall the aggregate Deferral Period, as extended, exceed 20 consecutive quarterly interest payment periods or extend beyond the maturity of the Debentures or any date on which any of the Debentures are fixed for redemption. No interest shall be due and payable on the Debentures during a Deferral Period except at the end thereof. The Issuer shall give the Trustee and the registered holders of Debentures notice (with the Trustee to receive notice at least three days prior to such Holders) of its election to defer interest payments or to extend the Deferral Period ten Business Days prior to the earlier of (i) the next scheduled quarterly Interest Payment Date or (ii) the date the Issuer is required to give notice of the record date of such related interest payment to the New York Stock Exchange or other applicable self-regulatory organization or to the holders of the Debentures, but in any event not less than two Business Days prior to such record date.



      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debenture is registrable in the Security Register of the Issuer, upon surrender of this Debenture for registration of transfer at the office or agency of the Issuer in any place where the principal of and any interest on this Debenture are payable or at such other offices or agencies as the Issuer may designate, duly endorsed by or accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the security registrar or any transfer agent duly executed by the registered holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Debentures of this series and of like tenor, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.



      Prior to due presentment for registration of transfer of this Debenture, the Issuer, the Trustee, any paying agent and any security registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the security registrar) for the purpose of receiving payment of or on account of the principal hereof and interest due hereon and for all other purposes, and neither the Issuer nor the Trustee nor any paying agent nor any security registrar shall be affected by any notice to the contrary.



      The Debentures of this series are issuable only in fully registered form without coupons in denominations of $25 and any integral multiple thereof.
This Registered Global Security is exchangeable for Debentures in definitive form only under certain limited circumstances set forth in the Indenture. Debentures of this series so issued are issuable only in registered form without coupons in denominations of $25 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debentures of this series are exchangeable for a like aggregate principal amount of Debentures of this series of a different authorized denomination, as requested by the registered holder surrendering the same.



      As set forth in, and subject to the provisions of, the Indenture, no registered owner of any Debenture will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless
(i) such registered owner shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Debentures of this series, (ii) the registered owners of not less than 25% in principal amount of the outstanding Debentures of all affected series then Outstanding shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, (iii) the Trustee shall have failed to institute such proceeding within 60 days and (iv) the Trustee shall not have received from the registered owners of a majority in principal amount of the outstanding Debentures of this series a direction inconsistent with such request within such 60-day period; provided, however, that such limitations do not apply to a suit instituted by a registered owner hereof for the enforcement of payment of the principal of or any interest on this Debenture on or after the respective due dates expressed herein, subject to deferral as set forth herein.



      All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



-----------------------------------------------------------------------------
          (Please insert Social Security or other number of assignee)



-----------------------------------------------------------------------------
   (please print or type name and address, including zip code, of assignee)



-----------------------------------------------------------------------------
   (please print or type name and address, including zip code, of assignee)



the within Debenture and all rights thereunder, hereby irrevocably constituting and appointing such person attorneys to transfer the within Debenture on the books of the Issuer, with full power of substitution in the premises.




Dated:
       ---------------------   -----------------------------------



NOTICE: The signature of this assignment must correspond with the name as written upon the face of the within Debenture in every particular, without alteration or enlargement or any change whatever. When assignment is made by a guardian, trustee, executor or administrator, an officer of a corporation, or anyone in a representative capacity, proof of his or her authority to act must accompany this Debenture.



Signature Guaranteed




By:
    ---------------------------




NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchange, Inc. Medallion Signature Program ("MSP").

                                   EXHIBIT B



                          DEFINITIVE FORM OF DEBENTURE


                             AS REGISTERED SECURITY



                          [FORM OF FACE OF DEBENTURE]




RQ-_____ NUMBER OF 9.375% QUARTERLY INCOME CAPITAL SECURITIES (SUBORDINATED INTEREST
                                     DEFERRABLE DEBENTURES, DUE 2025), $25
                                     PRINCIPAL AMOUNT EACH:




                    SOURCE ONE MORTGAGE SERVICES CORPORATION



                   9.375% QUARTERLY INCOME CAPITAL SECURITIES
                 (SUBORDINATED INTEREST DEFERRABLE DEBENTURES,
                                   DUE 2025)




                                                       CUSIP 836154302
                                             See reverse for Certain Definitions



      SOURCE ONE MORTGAGE SERVICES CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________________, or registered assigns, the principal sum equal to the amount obtained by multiplying the number of 9.375% Quarterly Income Capital Securities (Subordinated Interest Deferrable Debentures, Due 2025), $25 principal amount each, set forth above by $25 on December 31, 2025 and to pay interest on said principal sum from December 9, 1995 at the rate of 9.375% per annum until the principal hereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum during such overdue period, compounded quarterly, to the registered holder of this Debenture ("Debenture"); provided however that the registered holder of this Debenture ("Debenture") will receive interest at a rate of 8.42% per annum from and including November 1, 1995 to but excluding December 9, 1995 and from and after December 9, 1995 at the rate of 9.375% per annum. Interest on this Debenture will be payable quarterly (subject to deferral as set forth herein) in arrears on March 31, June 30, September 30 and December 31 of each year (each such date, an "Interest Payment Date"), commencing December 31, 1995.



      The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year and, for any period shorter than a full quarterly interest period, will be computed on the basis of the actual number of days elapsed in such period. In the event that any date on which interest is payable on this Debenture is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date, subject to certain rights of deferral described below. "Business Day" shall mean a day on which banking institutions located in the State of New York or in the state in which the principal corporate trust office of the Trustee is located are not authorized or obligated by or pursuant to law or executive order to close. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than interest payable on redemption or maturity) will, as provided in the Indenture (as defined herein), be paid to the person in whose name this Debenture (or one or more Predecessor Debentures, as defined in said Indenture) is registered at the close of business on the relevant record date for such interest installment, which shall be March 15, June 15, September 15, and December 15, of each year (each a "Record Date"). Interest payable on redemption or maturity shall be payable to the person to whom the principal is paid. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered holders on such Record Date, and may be paid to the person in whose name this Debenture (or one or more Predecessor Debentures) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of this series of Debentures not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of and the interest on this Debenture shall be payable at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the registered holder at the close of business on the Record Date at such address as shall appear in the Security Register.



      Payment of the principal of and interest on this Debenture is, to the extent provided in the Indenture, subordinated and subject in right of payment to the prior payment in full of all existing and future Senior Indebtedness, as defined in the Indenture, of the Issuer and this Debenture is issued subject to the provisions of the Indenture with respect thereto. Each registered holder of this Debenture, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee as his or her attorney-in-fact for any and all such purposes. Each registered holder hereof, by his or her acceptance hereof, hereby waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.



      This Debenture shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.



      Unless the Certificate of Authentication hereon has been executed by the Trustee or a duly appointed Authentication Agent referred to herein, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this Instrument to be executed.



                               SOURCE ONE MORTGAGE SERVICES CORPORATION




                               By
                                  -------------------------------------
                                     Robert W. Richards, Chairman



Attest:




By
   --------------------------------
      Robert R. Densmore, Secretary



[Corporate Seal]




                        CERTIFICATE OF AUTHENTICATION



      This is one of the Debentures of the series of Debentures described in the within-mentioned Indenture.



                               IBJ SCHRODER BANK & TRUST COMPANY,
                                 as Trustee




                               By
                                  --------------------------------
                                     Authorized Signatory



                                     Date:

                         [FORM OF REVERSE OF DEBENTURE]



      This Debenture is one of a duly authorized series of Debentures of the Issuer (herein sometimes referred to as the "Debentures"), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of December 1, 1995 (the "Original Indenture") duly executed and delivered between the Issuer and IBJ Schroder Bank & Trust Company, a New York banking corporation, as Trustee (herein referred to as the "Trustee"), as supplemented by the First Supplemental Indenture dated as of December 1, 1995 (together with the Original Indenture, the "Indenture") between the Issuer and the Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the registered holders of the Debentures and of the terms upon which the Debentures are, and are to be, authenticated and delivered. By the terms of the Indenture, the Debentures are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. This series of Debentures is limited in aggregate principal amount as specified in said First Supplemental Indenture.



      This Debenture shall be without benefit of any security and shall be subordinated to Senior Indebtedness (as defined in the Indenture) as and to the extent provided in Article Thirteen of the Original Indenture and Article Four of said First Supplemental Indenture. The omission by the Issuer to pay interest on this Debenture during a Deferral Period as permitted by Section 2.3(b) of said First Supplemental Indenture shall not constitute an Event of Default under Section 5.1 of the Original Indenture.



      The Debenture shall not be redeemed by the Issuer prior to April 30, 1999. Subject to Article Twelve of the Original Indenture, on or after May 1, 1999, the Issuer shall have the right to redeem this Debenture at the option of the Issuer, without premium or penalty, in whole or in part, at a redemption price equal to 100% of the principal amount redeemed plus the accrued and unpaid interest thereon to the date fixed for redemption. Any redemption pursuant to this paragraph will be made upon not less than 30 nor more than 60 days notice to the Trustee and Holders of the Debentures (with the Trustee to be notified at least five days prior to notice to such Holders). If the Debentures are only partially redeemed by the Issuer, the Debentures will be redeemed pro rata or by lot or by any other method utilized by the Trustee; provided that if at the time of redemption, the Debentures are registered as a Global Debenture, the Depositary shall determine by lot the principal amount of such Debentures held by each Debenture holder to be redeemed.



      In the event of redemption of this Debenture in part only, a new Debenture or Debentures of this series for the unredeemed portion hereof will be issued in the name of the registered holder hereof upon the cancellation hereof.



      In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Debentures may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.



      The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Debenture upon compliance by the Issuer with certain conditions set forth therein.

      The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the registered holders of not less than a majority in aggregate principal amount of the outstanding Debentures of all series affected at the time, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the registered holders of the Debentures; provided, however, that no such supplemental indenture shall
(i) extend the final maturity of any Debentures of any series, or reduce the principal amount thereof, or reduce the rate of or extend the time of payment of interest thereon (except that a valid extension of an interest payment period by the Issuer in accordance with the terms of any indenture supplemental hereto, shall not constitute an extension of interest for this purpose), or reduce any amount payable on redemption thereof, or make the principal thereof (including any amount in respect of original issue discount) or interest thereon payable in any coin or currency other than that provided herein or in accordance with the terms hereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.1 of the Original Indenture or the amount thereof provable in bankruptcy pursuant to Section 5.2 of the Original Indenture, or alter the provisions of Section 11.11 or 11.12 of the Original Indenture or impair or affect the right of any Securityholder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, or modify any provisions of the Indenture relating to the subordination of each Debenture in a manner adverse to such Holder, in each case without the consent of the registered holder of each Debenture so affected or (ii) reduce the aforesaid percentage of Debentures, the registered holders of which are required to consent to any such supplemental indenture, without the consent of the registered holders of each Debenture then outstanding and affected thereby.
The Indenture also contains provisions permitting (i) the registered holders of a majority in aggregate principal amount of the Debentures of all series at the time outstanding affected thereby, on behalf of the registered holders of the Debentures of such series, to waive compliance by the Issuer with certain provisions of the Indenture and (ii) the registered holders of a majority in aggregate principal amount of the Debentures of all series at the time outstanding affected thereby, on behalf of the registered holders of the Debentures of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the registered holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such registered holder and upon all future registered holders and owners of this Debenture and of any Debenture issued in exchange hereof or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Debenture.



      No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the time and place and at the rate and in the coin or currency herein prescribed.



      The Issuer shall have the right at any time, on one or more occasions, so long as an Event of Default has not occurred and is not continuing under the Indenture with respect to the Debentures, to extend any interest payment period on this Debenture for a period not to exceed 20 consecutive quarterly interest payment periods and, as a consequence, the quarterly interest payment on the Debentures would be deferred (but would continue to accrue with interest thereon compounded quarterly at the rate of interest on the Debentures, except to the extent payment of such interest is prohibited by law) during any such Deferral Period (as defined in the Indenture). At the end of each Deferral Period, the Issuer shall pay all interest then accrued and unpaid (compounded quarterly, at the rate of interest on the Debentures, except to the extent payment of such interest is prohibited by law) to the persons in whose name the Debentures are registered on the Record Date immediately preceding the Interest Payment Date at the end of such Deferral Period. In the event the Issuer exercises this right, the Issuer shall not declare or pay any dividends on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its Capital Stock (as defined in the Indenture) or make any guarantee payments with respect to the foregoing during such Deferral Period, other than redemptions of any series of Capital Stock of the Issuer pursuant to the terms of any sinking fund provisions with respect thereto. In addition, during any Deferral Period, the Issuer may not (i) make any distributions, loans or guarantees for the benefit of, (ii) purchase, defease, redeem or otherwise acquire or retire for value any securities of, or (iii) make any other investment in any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, for the purpose of, or to enable the payment of, directly or indirectly, dividends on any equity securities of Fund American Enterprises, Inc. and its successors or assigns. During any Deferral Period, the Issuer may continue to extend the interest payment period by extending the Deferral Period, on one or more occasions; provided that such Deferral Period, as extended, must end on an Interest Payment Date and in no event shall the aggregate Deferral Period, as extended, exceed 20 consecutive quarterly interest payment periods or extend beyond the maturity of the Debentures or any date on which any of the Debentures are fixed for redemption. No interest shall be due and payable on the Debentures during a Deferral Period except at the end thereof. The Issuer shall give the Trustee and the registered holders of Debentures notice (with the Trustee to receive notice at least three days prior to such Holders) of its election to defer interest payments or to extend the Deferral Period ten Business Days prior to the earlier of (i) the next scheduled quarterly Interest Payment Date or (ii) the date the Issuer is required to give notice of the record date of such related interest payment to the New York Stock Exchange or other applicable self-regulatory organization or to the holders of the Debentures, but in any event not less than two Business Days prior to such record date.



      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debenture is registrable in the Security Register of the Issuer, upon surrender of this Debenture for registration of transfer at the office or agency of the Issuer in any place where the principal of and any interest on this Debenture are payable or at such other offices or agencies as the Issuer may designate, duly endorsed by or accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the security registrar or any transfer agent duly executed by the registered holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Debentures of this series and of like tenor, of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.



      Prior to due presentment for registration of transfer of this Debenture, the Issuer, the Trustee, any paying agent and any security registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Debenture shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the security registrar) for the purpose of receiving payment of or on account of the principal hereof and interest due hereon and for all other purposes, and neither the Issuer nor the Trustee nor any paying agent nor any security registrar shall be affected by any notice to the contrary.



      The Debentures of this series are issuable only in fully registered form without coupons in denominations of $25 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debentures of this series are exchangeable for a like aggregate principal amount of Debentures of this series of a different authorized denomination, as requested by the registered holder surrendering the same.



      As set forth in, and subject to the provisions of, the Indenture, no registered owner of any Debenture will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless
(i) such registered owner shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Debentures of this series, (ii) the registered owners of not less than 25% in principal amount of the outstanding Debentures of all affected series then Outstanding shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, (iii) the Trustee shall have failed to institute such proceeding within 60 days and (iv) the Trustee shall not have received from the registered owners of a majority in principal amount of the outstanding Debentures of this series a direction inconsistent with such request within such 60-day period; provided, however, that such limitations do not apply to a suit instituted by a registered owner hereof for the enforcement of payment of the principal of or any interest on this Debenture on or after the respective due dates expressed herein, subject to deferral as set forth herein.



      All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



-----------------------------------------------------------------------------
          (Please insert Social Security or other number of assignee)



-----------------------------------------------------------------------------
(please print or type name and address, including zip code, of assignee)



-----------------------------------------------------------------------------
(please print or type name and address, including zip code, of assignee)



the within Debenture and all rights thereunder, hereby irrevocably constituting and appointing such person attorneys to transfer the within Debenture on the books of the Issuer, with full power of substitution in the premises.




Dated:
      ---------------------   -----------------------------------------------



NOTICE: The signature of this assignment must correspond with the name as written upon the face of the within Debenture in every particular, without alteration or enlargement or any change whatever. When assignment is made by a guardian, trustee, executor or administrator, an officer of a corporation, or anyone in a representative capacity, proof of his or her authority to act must accompany this Debenture.



Signature Guaranteed




By:
    ----------------------------




NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchange, Inc. Medallion Signature Program ("MSP").